UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  July 7, 2005
                Date of Report (Date of earliest event reported)

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                        Factory Card & Party Outlet Corp.
             (Exact name of registrant as specified in its charter)

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          Delaware                     333-21859               36-3652087
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification No.)

                   2727 Diehl Road, Naperville, Illinois 60563
               (Address of principal executive offices) (Zip Code)

                                 (630) 579-2000
                         (Registrant's telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.
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      On July 7, 2005, Factory Card & Party Outlet Corp. issued a press release announcing sales for June 2005. A copy of Factory Card & Party Outlet Corp's press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

     (c) Exhibits


99.1 Press Release issued by Factory Card & Party Outlet Corp. dated
     July 7, 2005.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FACTORY CARD & PARTY OUTLET CORP.

                                  /s/ James D. Constantine
                                  ------------------------------------------
                                  James D. Constantine
Dated: July 8, 2005               Executive Vice President and
                                  Chief Financial and Administrative Officer


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                                  EXHIBIT INDEX


Exhibit No.   Description
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    99.1      Press Release issued by Factory Card & Party Outlet Corp.
              dated July 7, 2005



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